UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2013

Retirement Portfolio Completion Fund

Goldman Sachs Retirement Portfolio

Completion Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Portfolio Management Discussions and Performance Summaries	3

Schedule of Investments	11

Financial Statements	15

Financial Highlights	18

Notes to the Financial Statements	20

Report of Independent Registered Public Accounting Firm	31

Other Information	32

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

The Goldman Sachs Retirement Portfolio Completion Fund is designed to provide retirement investors of all ages with access to the following asset classes that are typically underrepresented in retirement savings portfolios (the “Underlying Asset Classes”): U.S. inflation linked government bonds, global real estate investment trusts (“REITs”), commodities, emerging markets equity, emerging markets sovereign credit, North American high yield corporate credit and Hedge Fund Industry Beta (i.e., the component of hedge fund returns that is attributable to market risk exposure, rather than manager skill). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. Over-the-counter transactions are subject to less government regulation and supervision. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The market value of inflation protected securities is not guaranteed, and will fluctuate in response to changes in real interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund’s investments in other investment companies (including exchange-traded funds and money market funds) and publicly-traded partnerships (“PTPs”) subject it to additional expenses. Risks of PTPs may include potential lack of liquidity and limitations on voting and distribution rights. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid portfolio investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may be more susceptible than “diversified” funds to adverse developments affecting any single issuer held in its portfolio and to greater losses because of these developments.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

What Differentiates Goldman Sachs Retirement Portfolio Completion Fund’s Investment Process?

The Fund is designed to provide retirement investors of all ages with access to certain asset classes that are typically underrepresented in retirement savings portfolios (the “Underlying Asset Classes”). Our investment process is driven by three main objectives: broad diversification in a single fund, lower expected volatility and inflation protection and cost efficiency through passive implementation of most asset classes.

■	Comprehensive evaluation of a range of asset classes based on the following investment criteria — under-representation in a typical retirement investor’s portfolio, liquidity of the asset class, tax suitability, correlation with inflation, correlation with core asset classes, strong historical performance and efficient implementation.

■	The Fund uses a risk parity approach for portfolio construction, targeting roughly equal contribution to overall risk from each Underlying Asset Class, and adjusting over time as market conditions evolve.

■	To ensure diversification, we place minimum and maximum allocation constraints on all asset classes within the portfolio.

■	Passive exposure to most of the Underlying Asset Classes means lower transaction costs, reduced manager selection risk and access to Goldman Sachs Asset Management, L.P. (“GSAM”)‘s expertise in replicating index exposure for alternative asset classes.

■	GSAM has created a proprietary performance benchmark, the Retirement Portfolio Completion Benchmark (the “RPC Benchmark”)[2], that is externally calculated by a third party and seeks to provide a means of measuring the performance of the Underlying Asset Classes, collectively, and the Fund.

Diversification does not protect an investor from market risk and does not ensure a profit.

[1]	With the exception of the Hedge Fund Industry Beta asset class, the Fund employs a passive investment approach with respect to achieving exposure to its Underlying Asset Classes. GSAM determines the allocations to each asset class. It then employs a passive investment approach with respect to achieving exposure to those asset classes (other than Hedge Fund Industry Beta). That is, GSAM utilizes an index as a reference for making investments in the asset classes (other than Hedge Fund Industry Beta) and does not attempt to exceed the performance of these indices.

[2]	The Retirement Portfolio Completion Benchmark (the “RPC Benchmark”) is proprietary to GSAM and employs a rules-based methodology that is similar to that used to manage the Fund. Its methodology, construction, component indices and/or weightings assigned to component indices may change from time to time at the discretion of GSAM. One of the component indices of the RPC Benchmark is the Goldman Sachs Absolute Return Tracker Index (“GS-ART Index”). An affiliate of GSAM is the sponsor of the GS-ART Index, and the Quantitative Investment Strategies (“QIS”) team, which manages the Fund, also manages the algorithm used by the GS-ART Index.

PORTFOLIO RESULTS

Goldman Sachs Retirement Portfolio Completion Fund

Investment Objective and Principal Strategy

The Fund seeks long-term capital appreciation. It is designed to provide retirement investors of all ages (i.e., both those who are approaching or planning for retirement and those who are currently retired) with access to certain asset classes that are typically underrepresented in retirement savings portfolios (the “Underlying Asset Classes”). The Fund may also be used by non-retirement investors seeking exposure to the Underlying Asset Classes. The Underlying Asset Classes are U.S. inflation linked government bonds, global real estate investment trusts (“global REITs”), commodities, emerging markets equities, emerging markets sovereign credit, North American high yield corporate credit and hedge fund industry beta (i.e., the component of hedge fund returns that is attributable to market risk exposure, rather than manager skill). The Fund’s Investment Adviser believes that the Underlying Asset Classes may provide return, risk and correlation characteristics complementary to a portfolio of more traditional investments, such as large-cap equities or investment grade fixed income. The Fund currently intends to gain exposure to the Underlying Asset Classes through the use of certain securities and derivatives, and its assets will be allocated among the Underlying Asset Classes according to a proprietary rules-based, quantitative methodology.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Retirement Portfolio Completion Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 2.35%, 1.51%, 2.75%, 2.51% and 2.11%, respectively. These returns compare to the 15.17% average annual total return of the Fund’s blended benchmark, which is comprised 60% of the S&P® 500 Index (with dividends reinvested) and 40% of the Barclays U.S. Aggregate Bond Index (with all income reinvested), during the same period. The S&P® 500 Index and the Barclays U.S. Aggregate Bond Index generated average annual total returns of 27.18% and -1.08%, respectively, during the Reporting Period.

The Fund also uses a proprietary benchmark, the Goldman Sachs Retirement Portfolio Completion Benchmark (“RPC Benchmark”), which generated an average annual total return of 2.37% during the Reporting Period. At the end of the Reporting Period, the RPC Benchmark was comprised of the following indexes: Dow Jones Global Select Real Estate Securities Index (6%), Barclays U.S. Government Inflation-Linked Bond Index (20%), Dow Jones Emerging Markets Total Stock Market Index (6%), Dow Jones-UBS Roll Select Commodity Index (11%), Markit CDX North American High Yield 5-Year (17%), Markit CDX Emerging Markets 5-Year (20%) and Goldman Sachs Absolute Return Tracker Index (20%).

Q	What economic and market factors most influenced the Underlying Asset Classes during the Reporting Period?

A	The first two months of the Reporting Period — November and December 2012 — were a time of uncertainty for most investors, largely due to the U.S. presidential election in November and the looming U.S. fiscal cliff. Nevertheless, the developed equity markets ended the 2012 calendar year in positive territory, partly on Europe’s improving economic outlook in the latter half of 2012 and partly on anticipation of increased monetary easing in Japan.

“Developed markets equities” globally posted strong gains during the first quarter of 2013, bolstered by positive macroeconomic data in major developed markets, which eased fears of a global economic slowdown. In the U.S., the S&P 500® Index gained 10.61% during the first calendar quarter, as Congress reached a resolution on the fiscal cliff and economic stimulus measures continued around the world. Japanese equities rallied significantly after the election of Shinzo Abe as the new Prime Minister in

PORTFOLIO RESULTS

December 2012 and with subsequent moves by the Bank of Japan to pursue further monetary stimulus. In the first calendar quarter, the Tokyo Stock Exchange’s Tokyo Stock Price Index (or TOPIX) rose 21.59%.

“Developed markets equities” generated mixed results in the second quarter of 2013, as commentary from Federal Reserve (“Fed”) Chair Ben Bernanke proved to be a stumbling block for global financial markets overall. After positive performance during April 2013, major global equity markets generally retreated in May and June 2013 after Bernanke suggested the potential tapering of the Fed’s pace of quantitative easing asset purchases. Still, the S&P 500® Index gained 2.91% during the second calendar quarter as the U.S. economic outlook improved.

During July 2013, global equity markets performed well, led by U.S. and European equities. U.S. equities gained on stronger than expected second calendar quarter economic growth, while European equities markets gained on improving business trends. In August 2013, geopolitical uncertainty, especially ongoing concern over deteriorating situations in Egypt and Syria, weighed on investor confidence. During September and October 2013, “developed markets equities” and emerging markets equities were buoyed by the Fed’s unexpected announcement to delay the tapering of its asset purchases until there was more evidence of an economic recovery.

Bonds were weak overall during the Reporting Period, with the Barclays U.S. Aggregate Index posting a return of -1.08% and the Barclays Global Aggregate Bond Index a return of -1.54%.

Overall, among the asset classes in which the Fund invests, high yield corporate credit and global real estate investment trusts (“REITs”) were leading performers during the Reporting Period. Hedge funds and emerging market equities also posted gains, though they slightly lagged high yield corporate credit and global REITs. Commodities performed poorly, primarily on declines in energy and gold prices.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed its blended benchmark during the Reporting Period, largely as a result of its allocations to U.S. Treasury inflation protected securities (“TIPS”) and commodities (accomplished through investments in publicly traded partnerships). It was also hampered by its lack of exposure to U.S. equities, which it does not invest in as part of its investment process. The S&P® 500 Index gained 27.18% during the Reporting Period as a whole.

On the positive side, the Fund benefited from its strategic allocation to high yield corporate credit, hedge fund industry beta (accomplished through an investment in the Goldman Sachs Absolute Return Tracker Fund) and global REITs. During the Reporting Period, the Goldman Sachs Absolute Return Tracker Fund (I shares, net) returned 7.23%. The Fund’s performance was helped to a lesser extent by its allocation to emerging markets equities. During the Reporting Period, the Fund’s allocation to emerging markets debt had a relatively neutral impact on relative returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund may use derivatives and similar instruments, in addition to buying securities directly, to gain exposure to the Underlying Asset Classes. During the Reporting Period, the Fund used indexed credit default swaps to gain exposure to emerging markets sovereign credit and North American high yield corporate credit. In addition, during the Reporting Period, the Goldman Sachs Absolute Return Tracker Fund (through which the Fund gains exposure to hedge fund industry beta) used exchange-traded index futures contracts, commodity index-linked structured notes, currency forward contracts and swap contracts to attempt to enhance portfolio return and for hedging purposes.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We allocate the Fund’s assets among the Underlying Asset Classes according to a proprietary rules-based, quantitative methodology and then employ a passive investment approach with respect to achieving exposure to those Underlying Asset Classes (other than hedge fund industry beta). The Fund’s Underlying Asset Class allocations are rebalanced semi-annually in September and March. During the September 2013 rebalance, the Fund’s assets were allocated 20% to emerging markets sovereign credit, 20% to hedge fund industry beta and 20% to TIPS. In addition, the rebalance resulted in allocations of 16.5% to North American high yield corporate credit, 11% to commodities (accomplished through investments in publicly traded partnerships), 6.2% to global REITs and 6.3% to emerging markets equities.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	After 33 years of distinguished service, Don Mulvihill, CIO of Customized Beta Strategies within the Quantitative Investment Strategies (“QIS”) team, decided to retire from the firm at the end of June 2013. Gary Chropuvka assumed Mr. Mulvihill’s role as Head of the Customized Beta Strategies business, overseeing the team’s tax-efficient, rules-based and customized beta investment strategies. Mr. Chropuvka brings extensive experience having joined QIS in 1999 with Mr. Mulvihill to manage the team’s tax-efficient investment strategies. All of Mr. Mulvihill’s direct investment responsibilities were performed within a co-lead or team leadership structure and follow processes that provide continuity in day-to-day investment decision-making in each portfolio.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had 19.6% of its net assets in emerging markets debt and 20.3% in TIPS. It had 20.2% of its net assets in hedge fund industry beta and 16.1% in North American high yield corporate credit. The Fund also had 10.9% of its net assets invested in commodities, accomplished through investments in publicly traded partnerships. In addition, the Fund had 6.4% of its net assets invested in global REITs and 6.5% in emerging markets equities.

Going forward, we continue to have confidence in our systematic investment process. We believe non-traditional asset classes can provide return, risk and correlation characteristics that are complementary to a portfolio of more traditional investments, such as large-cap equities and investment grade fixed income.

FUND BASICS

Retirement Portfolio Completion Fund

as of October 31, 2013

PERFORMANCE REVIEW
November 1, 2012– October 31, 2013	Fund Total Return (based on NAV)[1]	Retirement Portfolio Completion Composite Index[2,4,5]	Retirement Portfolio Completion Benchmark[3]	S&P 500 Index[4]	Barclays U.S. Aggregate Bond Index[5]
Class A	2.35%	15.17%	2.37%	27.18%	-1.08%
Class C	1.51	15.17	2.37	27.18	-1.08
Institutional	2.75	15.17	2.37	27.18	-1.08
Class IR	2.51	15.17	2.37	27.18	-1.08
Class R	2.11	15.17	2.37	27.18	-1.08

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Retirement Portfolio Completion Composite Index is comprised of the S&P® 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Retirement Portfolio Completion Benchmark (“RPC Benchmark”) is proprietary to GSAM and employs a rules-based methodology that is similar to that used to manage the Fund. Its methodology, construction, component indices and/or weightings assigned to component indices may change from time to time at the discretion of the GSAM. As of 10/31/2013, the RPC Benchmark is comprised of the following indices: Dow Jones Global Select Real Estate Securities Index (6%), Barclays U.S. Government Inflation-Linked Bond Index (20%), Dow Jones Emerging Markets Total Stock Market Index (6%), Dow Jones-UBS Roll Select Commodity Index (11%), Markit CDX North American High Yield 5-Year (17%), Markit CDX Emerging Markets 5-Year (20%) and Goldman Sachs Absolute Return Tracker Index (20%). An affiliate of GSAM is the sponsor of the GS-ART Index and the Quantitative Investment Strategies team, which manages the Fund, also manages the algorithm used by the GSART Index. See the Fund’s Prospectus for additional details.

The RPC Benchmark is the property of Goldman Sachs Asset Management, which has contracted with S&P Dow Jones Indices LLC or its affiliates (“S&P Dow Jones”) to independently maintain and calculate the RPC Benchmark based on objective pre-agreed methodology. S&P Dow Jones shall have no liability for any errors or omissions in calculating the RPC Benchmark. The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, its affiliates or their third party licensors and neither S&P Dow Jones Indices LLC, its affiliates nor their third party licensors make any representation regarding the advisability of investing in the Fund.

[4]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

[5]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/13	Standardized 1-Year	Since Inception	Inception Date
Class A	-3.53%	-3.50%	9/28/12
Class C	-1.50	-0.50	9/28/12
Institutional	0.63	0.63	9/28/12
Class IR	0.50	0.49	9/28/12
Class R	0.00	0.00	9/28/12

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS. com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.97%	22.97%
Class C	1.71	23.70
Institutional	0.58	22.57
Class IR	0.76	22.73
Class R	1.23	23.22

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 10/31/13[6]
Holding	% of Total Net Assets	Line of Business
Simon Property Group, Inc.	0.3%	Real Estate Investment Trusts
Mitsui Fudosan Co. Ltd.	0.2	Real Estate Management & Development
Unibail-Rodamco SE	0.2	Real Estate Investment Trusts
Public Storage	0.2	Real Estate Investment Trusts
ProLogis, Inc.	0.1	Real Estate Investment Trusts
Westfield Group	0.1	Real Estate Investment Trusts
Brookfield Asset Management, Inc. Class A	0.1	Real Estate Management & Development
Ventas, Inc.	0.1	Real Estate Investment Trusts
HCP, Inc.	0.1	Real Estate Investment Trusts
Health Care REIT, Inc.	0.1	Real Estate Investment Trusts

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND COMPOSITION[7]
As of October 31, 2013

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Performance Summary

October 31, 2013

The following graph shows the value, as of October 31, 2013, of a $10,000 investment made on September 28, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Barclays U.S. Aggregate Bond Index and the S&P 500 Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class R and Class IR Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Retirement Portfolio Completion Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 28, 2012 through October 31, 2013.

Average Annual Total Return through October 31, 2013	One Year	Since Inception
Class A Shares (Commenced September 28, 2012)
Excluding sales charges	2.35%	1.68%
Including sales charges	-1.52%	-1.82%

Class C Shares (Commenced September 28, 2012)
Excluding contingent deferred sales charges	1.51%	0.91%
Including contingent deferred sales charges	0.51%	0.91%

Institutional Shares (Commenced September 28, 2012)	2.75%	2.13%

Class IR Shares (Commenced September 28, 2012)	2.51%	1.92%

Class R Shares (Commenced September 28, 2012)	2.11%	1.46%

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Schedule of Investments

October 31, 2013

Shares	Description	Value

Common Stocks – 5.8%
Real Estate Investment Trusts – 4.7%
12	Acadia Realty Trust	$320
21	Alexandria Real Estate Equities, Inc.	1,381
30	American Campus Communities, Inc.	1,037
48	Apartment Investment & Management Co. Class A	1,343
9	Artis Real Estate Investment Trust	124
655	Ascendas Real Estate Investment Trust	1,245
30	Ashford Hospitality Trust, Inc.	392
35	AvalonBay Communities, Inc.	4,377
8	Befimmo SCA Sicafi	573
164	Beni Stabili SpA	112
64	Big Yellow Group PLC	480
55	BioMed Realty Trust, Inc.	1,096
6	Boardwalk Real Estate Investment Trust	341
45	Boston Properties, Inc.	4,658
56	Brandywine Realty Trust	797
20	BRE Properties, Inc.	1,092
261	British Land Co. PLC	2,603
64	BWP Trust	139
9	Calloway Real Estate Investment Trust	217
25	Camden Property Trust	1,605
8	Canadian Apartment Properties REIT	165
6	Canadian Real Estate Investment Trust	244
751	CapitaCommercial Trust	889
503	Capital Property Fund	536
227	Capital Shopping Centres Group PLC	1,252
803	CapitaMall Trust	1,304
37	CBL & Associates Properties, Inc.	733
786	CFS Retail Property Trust Group	1,538
1,000	Champion	446
60	Charter Hall Retail	229
4	Cofinimmo	483
33	CommonWealth	804
781	Commonwealth Property Office Fund	884
27	Corio NV	1,175
20	Corporate Office Properties Trust	492
49	Cousins Properties, Inc.	555
36	CubeSmart	658
98	DCT Industrial Trust, Inc.	760
54	DDR Corp.	915
20	Derwent London PLC	803
1,209	Dexus Property Group	1,239
52	DiamondRock Hospitality Co.	592
41	Digital Realty Trust, Inc.	1,954
45	Douglas Emmett, Inc.	1,122
84	Duke Realty Corp.	1,392
15	DuPont Fabros Technology, Inc.	373
8	EastGroup Properties, Inc.	509
21	Education Realty Trust, Inc.	192
20	Equity Lifestyle Properties, Inc.	760
16	Equity One, Inc.	386
99	Equity Residential	5,184
10	Essex Property Trust, Inc.	1,610
9	Eurocommercial Properties NV	382
32	Extra Space Storage, Inc.	1,472
19	Federal Realty Investment Trust	1,968

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
21	First Industrial Realty Trust, Inc.	$379
16	Fonciere Des Regions	1,370
321	Fountainhead Property Trust	247
15	Franklin Street Properties Corp.	198
7	Gecina SA	934
168	General Growth Properties, Inc.	3,567
31	Glimcher Realty Trust	318
404	Goodman Group	1,931
255	Goodman Property Trust	217
511	GPT Group	1,781
110	Great Portland Estates PLC	1,009
463	Growthpoint Properties Ltd.	1,177
40	H&R Real Estate Investment Trust	829
182	Hammerson PLC	1,542
129	HCP, Inc.	5,354
81	Health Care REIT, Inc.	5,253
23	Healthcare Realty Trust, Inc.	552
37	Hersha Hospitality Trust	210
32	Highwoods Properties, Inc.	1,235
16	Home Properties, Inc.	965
42	Hospitality Properties Trust	1,234
215	Host Hotels & Resorts, Inc.	3,988
41	Inland Real Estate Corp.	438
146	Investa Office Fund	429
77	Is Gayrimenkul Yatirim Ortakligi AS	55
1	Japan Prime Realty Investment Corp.	3,323
1	Japan Retail Fund Investment Corp.	2,025
28	Kilroy Realty Corp.	1,489
111	Kimco Realty Corp.	2,384
410	Kiwi Income Property Trust	371
100	KLCC Property Holdings Bhd	204
27	Klepierre	1,211
229	Land Securities Group PLC	3,630
22	LaSalle Hotel Properties	683
47	Liberty Property Trust	1,748
9	LTC Properties, Inc.	355
21	Mack-Cali Realty Corp.	432
660	Mapletree Logistics Trust	581
10	Mercialys SA	216
17	Mid-America Apartment Communities, Inc.	1,129
1	Orix JREIT, Inc.	1,247
16	Pebblebrook Hotel Trust	483
14	Pennsylvania Real Estate Investment Trust	254
61	Piedmont Office Realty Trust, Inc. Class A	1,127
13	Post Properties, Inc.	595
147	ProLogis, Inc.	5,873
5	PS Business Parks, Inc.	407
41	Public Storage	6,846
19	Ramco-Gershenson Properties Trust	309
24	Regency Centers Corp.	1,240
43	RioCan Real Estate Investment Trust	1,050
189	Segro PLC	990
53	Senior Housing Properties Trust	1,306
57	Shaftesbury PLC	543
89	Simon Property Group, Inc.	13,755
25	SL Green Realty Corp.	2,364

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
9	Sovran Self Storage, Inc.	$688
74	Starhill Global REIT	48
9	Sun Communities, Inc.	401
58	Sunstone Hotel Investors, Inc.*	769
753	Suntec Real Estate Investment Trust	1,036
23	Tanger Factory Outlet Centers, Inc.	802
21	Taubman Centers, Inc.	1,382
585	The Link REIT	2,943
38	The Macerich Co.	2,250
77	UDR, Inc.	1,910
27	Unibail-Rodamco SE	7,054
1	United Urban Investment Corp.	1,526
4	Vastned Retail NV	185
83	Ventas, Inc.	5,415
52	Vornado Realty Trust	4,631
16	Washington Real Estate Investment Trust	419
29	Weingarten Realty Investors	920
6	Wereldhave NV	466
570	Westfield Group	5,833
831	Westfield Retail Trust	2,425

		192,417

Real Estate Management & Development – 1.1%
26	Aeon Mall Co. Ltd.	739
37	Atrium European Real Estate Ltd.	221
1,500	Ayala Land, Inc.	1,021
200	BR Malls Participacoes SA	1,932
140	Brookfield Asset Management, Inc. Class A	5,543
72	Brookfield Office Properties, Inc.	1,345
16	CA Immobilien Anlagen AG*	243
231	Capital & Counties Properties PLC	1,285
782	Capitaland Ltd.	1,959
53	Castellum AB	814
400	Central Pattana PCL	615
34	Fabege AB	391
22	First Capital Realty, Inc.	382
57	Forest City Enterprises, Inc. Class A*	1,155
797	Global Logistic Properties Ltd.	1,978
81	Globe Trade Centre SA*	209
131	Grainger PLC	409
194	Hang Lung Group Ltd.	1,026
593	Hang Lung Properties Ltd.	1,953
287	Hongkong Land Holdings Ltd.	1,765
107	Hulic Co. Ltd.	1,703
172	Hysan Development Co. Ltd.	805
283	Immofinanz Immobilien Anlagen AG*	1,240
259	Kerry Properties Ltd.	1,123
56	Kungsleden AB	411
247	Mitsui Fudosan Co. Ltd.	8,182
100	NTT Urban Development Corp.	1,277
13	PSP Swiss Property AG*	1,117
300	Robinsons Land Corp.	157
1,900	SM Prime Holdings, Inc.	842
18	Swiss Prime Site AG*	1,363

Common Stocks – (continued)
Real Estate Management & Development – (continued)
100	Tokyu Fudosan Holdings Corp.*	$983
221	Wheelock & Co. Ltd.	1,128

		45,316

TOTAL COMMON STOCKS
(Cost $222,999)		$237,733

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 36.8%
United States Treasury Bill(a)
$715,000	0.000%	01/30/14	$714,928

United States Treasury Inflation Protected Securities
19,597	1.625	01/15/15	20,212
18,346	0.500	04/15/15	18,733
16,833	1.875	07/15/15	17,740
16,496	2.000	01/15/16	17,628
33,905	0.125	04/15/16	34,848
18,529	2.500	07/15/16	20,448
16,236	2.375	01/15/17	18,029
38,097	0.125	04/15/17	39,425
13,541	2.625	07/15/17	15,409
15,629	1.625	01/15/18	17,235
28,328	0.125	04/15/18	29,319
13,014	1.375	07/15/18	14,354
13,071	2.125	01/15/19	14,901
13,144	1.875	07/15/19	14,955
17,304	1.375	01/15/20	19,059
28,954	1.250	07/15/20	31,836
32,073	1.125	01/15/21	34,679
31,129	0.625	07/15/21	32,559
35,132	0.125	01/15/22	34,874
34,577	0.125	07/15/22	34,253
34,449	0.125	01/15/23	33,684
23,114	0.375	07/15/23	23,117
28,536	2.375	01/15/25	34,221
18,853	2.000	01/15/26	21,840
16,236	2.375	01/15/27	19,602
14,512	1.750	01/15/28	16,331
20,243	3.625	04/15/28	28,088
13,071	2.500	01/15/29	16,151
22,762	3.875	04/15/29	32,770
5,270	3.375	04/15/32	7,424
14,066	2.125	02/15/40	16,822
21,359	2.125	02/15/41	25,584
19,665	0.750	02/15/42	17,029
13,224	0.625	02/15/43	10,980

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,545,993)			$1,499,067

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Shares	Description	Value

Exchange Traded Funds – 13.0%
52	iShares Dow Jones US Real Estate Index Fund	$3,441
16,460	PowerShares DB Commodity Index Tracking Fund*	423,845
79	SPDR Dow Jones International Real Estate ETF	3,409
2,325	Vanguard MSCI Emerging Markets ETF	97,347

TOTAL EXCHANGE TRADED FUNDS
(Cost $558,310)		$528,042

Investment Companies – 39.2%
81,738	Goldman Sachs Absolute Return Tracker Fund – Institutional Shares(b)	$791,226
802,292	SSgA U.S. Government Money Market Fund	802,292

TOTAL INVESTMENT COMPANIES
(Cost $1,552,407)	$1,593,518

TOTAL INVESTMENTS – 94.8%
(Cost $3,879,709)	$3,858,360

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.2%	209,753

NET ASSETS – 100.0%	$4,068,113

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Represents Affiliated Funds.

Investment Abbreviations:
ETF	—Exchange Traded Fund
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Schedule of Investments (continued)

October 31, 2013

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At October 31, 2013, the Fund had outstanding swap contracts with the following terms:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at October 31, 2013(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX Emerging Markets Index 20	$780	5.000%	12/20/18	2.724%	$84,095	$2,749
CDX North America High Yield Index 21	640	5.000	12/20/18	3.540	28,332	17,220
TOTAL					$112,427	$19,969

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

TOTAL RETURN SWAP CONTRACTS ON EQUITY INDICES(b)

Counterparty	Referenced Obligation	Notional Amount (000s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)*
Bank of America Securities LLC	MSCI Emerging Markets Net TR Index	$145	0.595%	07/03/14	$6,961

(b)	The fund receives quarterly payments based on any positive quarterly return of the Referenced Obligation. The Fund makes payments on any negative quarterly return of such Referenced Obligation.
*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Statement of Assets and Liabilities

October 31, 2013

Assets:
Investments of unaffiliated issuers, at value (cost $3,129,594)	$3,067,134
Investments of affiliated issuers, at value (cost $750,115)	791,226
Foreign currencies, at value (cost $1,234)	1,239
Receivables:
Collateral on certain derivative contracts(a)	179,086
Reimbursement from investment adviser	97,445
Unrealized gain on certain swap contracts	6,961
Dividends and interest	2,587
Other assets	6,153
Total assets	4,151,831

Liabilities:
Due to custodian	5,417
Payables:
Variation margin on certain derivative contracts	1,238
Amounts owed to affiliates	955
Accrued expenses and other liabilities	76,108
Total liabilities	83,718

Net Assets:
Paid-in capital	3,992,245
Undistributed net investment income	(5,712)
Accumulated net realized gain	76,029
Net unrealized gain	5,551
NET ASSETS	$4,068,113
Net Assets:
Class A	$99,770
Class C	10,100
Institutional	3,916,840
Class IR	31,248
Class R	10,155
Total Net Assets	$4,068,113
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	9,797
Class C	1,000
Institutional	383,495
Class IR	3,063
Class R	1,000
Net asset value, offering and redemption price per share:(b)
Class A	$10.18
Class C	10.10
Institutional	10.21
Class IR	10.20
Class R	10.16

(a)	Represents initial margin on swaps transactions.
(b)	Maximum public offering price per share for Class A Shares is $10.58. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Statement of Operations

For the Fiscal Year Ended October 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $344)	$9,835
Interest	7,604
Total investment income	17,439

Expenses:
Amortization of offering costs	358,022
Printing and mailing costs	94,132
Professional fees	94,110
Registration fees	63,896
Custody, accounting and administrative services	66,465
Trustee fees	16,516
Management fees	15,028
Shareholder meeting expense	6,751
Transfer Agent fees(a)	1,416
Distribution and Service fees(a)	208
Other	6,910
Total expenses	723,454
Less — expense reductions	(711,475)
Net expenses	11,979
NET INVESTMENT INCOME	5,460

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	2,772
Net realized gain (loss) from:
Investments — unaffiliated issuers	(11,251)
Investments — affiliated issuers	255
Swap contracts	76,728
Forward foreign currency exchange contracts	(147)
Foreign currency transactions	135
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(53,744)
Investments — affiliated issuers	45,015
Swap contracts	26,192
Foreign currency transactions	5
Net realized and unrealized gain	85,960
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$91,420

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$57	$100	$51	$43	$18	$1,314	$23	$18

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2012(a)
From operations:
Net investment income	$5,460	$1,917
Net realized gain (loss) and capital gain distributions	68,492	(2,689)
Net change in unrealized gain (loss)	17,468	(11,917)
Net increase (decrease) in net assets resulting from operations	91,420	(12,689)

Distributions to shareholders:
From net investment income
Institutional Shares	(3,954)	—
Class IR Shares	(10)	—
Total distributions to shareholders	(3,964)	—

From share transactions:
Proceeds from sales of shares	1,068,619	3,000,015
Reinvestment of distributions	3,964	—
Cost of shares redeemed	(79,242)	(10)
Net increase in net assets resulting from share transactions	993,341	3,000,005
TOTAL INCREASE	1,080,797	2,987,316

Net assets:
Beginning of year	2,987,316	—
End of year	$4,068,113	$2,987,316
Undistributed (distribution in excess of) net investment income	$(5,712)	$(700)

(a)	Commenced operations on September 28, 2012.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2013 - A	$9.95	$(0.02)		$0.25	$0.23	$—
2013 - C	9.95	(0.10)		0.25	0.15	—
2013 - Institutional	9.96	0.02		0.24	0.26	(0.01)
2013 - IR	9.96	—	(e)	0.25	0.25	(0.01)
2013 - R	9.95	(0.05)		0.26	0.21	—

FOR THE PERIOD ENDED OCTOBER 31,
2012 - A (Commenced September 28, 2012)	10.00	—	(e)	(0.05)	(0.05)	—
2012 - C (Commenced September 28, 2012)	10.00	—	(e)	(0.05)	(0.05)	—
2012 - Institutional (Commenced September 28, 2012)	10.00	0.01		(0.05)	(0.04)	—
2012 - IR (Commenced September 28, 2012)	10.00	0.01		(0.05)	(0.04)	—
2012 - R (Commenced September 28, 2012)	10.00	—	(e)	(0.05)	(0.05)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(d)

$10.18	2.35%	$100	0.75%		24.14%		(0.20)%		16%
10.10	1.51	10	1.49		22.53		(0.96)		16
10.21	2.75	3,917	0.35		21.63		0.17		16
10.20	2.51	31	0.49		23.98		0.01		16
10.16	2.11	10	1.00		22.05		(0.47)		16

9.95	(0.50)	10	0.73	(f)	22.73	(f)	0.37	(f)	1
9.95	(0.50)	10	1.47	(f)	23.46	(f)	(0.37	)(f)	1
9.96	(0.40)	2,948	0.34	(f)	22.33	(f)	0.77	(f)	1
9.96	(0.40)	10	0.52	(f)	22.49	(f)	0.60	(f)	1
9.95	(0.50)	10	0.99	(f)	22.98	(f)	0.12	(f)	1

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Notes to Financial Statements

October 31, 2013

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Retirement Portfolio Completion Fund (the “Fund”) is a non-diversified fund and currently offers five classes of shares: Class A, Class C, Institutional, Class IR and Class R. The Fund commenced operations on September 28, 2012.

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected as such in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering Costs — Offering costs paid in connection with the offering of shares of the Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund is maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Notes to Financial Statements (continued)

October 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities, for which market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked to market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer, may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Notes to Financial Statements (continued)

October 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2013:

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$666,021	$1,932		$—
Other	2,103	95,719	(a)	—
Fixed Income
U.S. Treasury Obligations	1,499,067	—		—
Investment Companies	1,593,518	—		—
Total	$3,760,709	$97,651		$—

Derivative Type	Level 1	Level 2		Level 3
Assets(b)
Credit Default Swap Contracts	$—	$19,969		$—
Total Return Swap Contracts	—	6,961		—
Total	$—	$26,930		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Fund utilizes fair value model prices for certain international equities provided by an independent fair value service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain/loss at period end.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2013. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risk below. The value in the table below excludes the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore is not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets
Credit	Receivable for unrealized gain on swap contracts(a)	$19,969
Equity	Receivable for unrealized gain on swap contracts	6,961

(a)	Includes unrealized gain (loss) on swap contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

4. INVESTMENTS IN DERIVATIVES (continued)

derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$70,758	$19,231	2
Equity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	5,970	6,961	1
Currency	Net realized gain (loss) from foreign currency related transactions/Net unrealized gain (loss) on foreign currency related transactions	(147)	—	1
Total		$76,581	$26,192	4

(a)	Average number of contracts is based on the average of month end balances for the period ended October 31, 2013.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended October 31, 2013, contractual and effective net management fee with GSAM was at the following rates:

Contractual Management Fee Rate						Effective Net Management Fee Rate*
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.45%	0.41%	0.38%	0.37%	0.36%	0.45%	0.23%

*	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least February 28, 2014. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Notes to Financial Statements (continued)

October 31, 2013

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the period ended October 31, 2013, Goldman Sachs did not retain any portion of the sales charges nor CDSC for this fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.064%. These Other Expense limitations will remain in place through at least February 28, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Fund is amortizing its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waivers	Custody Fee Credits	Other Expense Reimbursements	Total Expense Reductions
$7,440	$87	$703,948	$711,475

As of October 31, 2013, the amounts owed to affiliates of the Fund were as follows:

Fund	Management Fee	Distribution And Service Fees	Transfer Agent Fees	Total
Retirement Portfolio Completion	$774	$30	$151	$955

F.  Line of Credit Facility — As of October 31, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2013, the Fund did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2013, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as Futures Commission Merchant, on behalf of the Fund.

As of October 31, 2013, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of 5% or more of outstanding Shares of the following Classes:

Class A	Class C	Institutional	Class IR	Class R
10%	100%	77%	33%	100%

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Fund invests in the Institutional Shares of the Goldman Sachs Absolute Return Tracker Fund. This Underlying Fund is considered to be affiliated with the Fund. The table below shows the transactions and earnings from investments in this affiliated Fund for the fiscal year ended October 31, 2013:

Underlying Fund	Market Value 10/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 10/31/2013	Capital Gains Distributions
Absolute Return Tracker Fund	$590,085	$199,477	$(43,606)	$255	$45,015	$791,226	$2,772

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2013, were $847,195 and $311,857, respectively. Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amount of $319,024 and $81,926, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2013, in the amount of $3,964, was from ordinary income.

There were no distributions paid during the period ended October 31, 2012.

As of October 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$79,622
Timing Differences (Qualified Late Year Loss Deferral)	(5,612)
Unrealized gains — net	$1,858
Total accumulated gains — net	$75,868

The Fund utilized $34 of capital losses in the current fiscal year.

As of October 31, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax Cost	$3,875,099
Gross unrealized gain	68,162
Gross unrealized loss	(84,901)
Net unrealized security loss	$(16,739)
Net unrealized gain on other investments	18,597
Net unrealized gain	$1,858

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences in the tax treatment of partnership investments, swap transactions and passive foreign investment company investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and results primarily

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Notes to Financial Statements (continued)

October 31, 2013

7. TAX INFORMATION (continued)

from certain non-deductible expenses, and differences in the tax treatment of partnership investments, swap transactions and passive foreign investment company investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Retirement Portfolio Completion	$(1,039)	$7,547	$(6,508)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior year, as applicable), and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Funds to sell securities.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Publicly Traded Partnership Risk — In addition to the risks associated with the underlying assets and exposures within a PTP, risks of investments in PTPs may include, among others, dependence upon specialized skills of the PTP’s manager, potential lack of liquidity, and limitations on voting and distribution rights.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

8. OTHER RISKS (continued)

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-11: Disclosure about Offsetting Assets and Liabilities (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Notes to Financial Statements (continued)

October 31, 2013

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended October 31, 2013		For the Period Ended October 31, 2012(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,954	$141,042	1,000	$10,000
Reinvestment of distributions	—	—	—	—
Shares redeemed	(5,157)	(51,721)	—	—
	8,797	89,321	1,000	10,000
Class C Shares
Shares sold	1	5	1,000	10,000
Shares redeemed	(1)	(5)	—	—
	—	—	1,000	10,000
Institutional Shares
Shares sold	89,870	906,772	296,001	2,960,015
Reinvestment of distributions	393	3,954	—	—
Shares redeemed	(2,768)	(27,516)	(1)	(10)
	87,495	883,210	296,000	2,960,005
Class IR Shares
Shares sold	2,062	20,800	1,000	10,000
Reinvestment of distributions	1	10	—	—
	2,063	20,810	1,000	10,000
Class R Shares
Shares sold	—	—	1,000	10,000
NET INCREASE	98,355	$993,341	300,000	$3,000,005
(a)	Commenced operations September 28, 2012.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Retirement Portfolio Completion Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Retirement Portfolio Completion Fund (the “Fund”), a portfolio of Goldman Sachs Trust, at October 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2013, by correspondence with the custodian, brokers, and transfer agent of investment companies provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2013

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Fund Expenses — Six Month Period Ended October 31, 2013 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Retirement Portfolio Completion Fund
Share Class	Beginning Account Value 5/1/13	Ending Account Value 10/31/13		Expenses Paid for the 6 Months Ended 10/31/13*
Class A
Actual	$1,000.00	$988.30		$3.81
Hypothetical 5% return	1,000.00	1,021.37	+	3.87
Class C
Actual	1,000.00	984.40		7.55
Hypothetical 5% return	1,000.00	1,017.59	+	7.68
Institutional
Actual	1,000.00	991.30		1.86
Hypothetical 5% return	1,000.00	1,023.34	+	1.89
Class IR
Actual	1,000.00	989.30		2.61
Hypothetical 5% return	1,000.00	1,022.58	+	2.65
Class R
Actual	1,000.00	987.40		5.11
Hypothetical 5% return	1,000.00	1,020.06	+	5.19

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended October 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Retirement Portfolio Completion	0.76%	1.51%	0.37%	0.52%	1.02%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Retirement Portfolio Completion Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by the Investment Adviser using a peer group constructed by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider for the three-month period ended March 31, 2013 (the Fund commenced operations on September 28, 2012). The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark for the three-month period ended March 31, 2013. As part of this review, they considered the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund had launched on September 28, 2012 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe, and an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe. The analysis also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.45%
Next $1 billion	0.41
Next $3 billion	0.38
Next $3 billion	0.37
Over $8 billion	0.36

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee paid by the Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2014.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on October 15, 2013 to consider and act upon the proposal below:

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	53,388,642,395.715	0	1,150,861,851.7004	0
Joseph P. LoRusso	53,405,131,628.159	0	1,134,372,619.260	0
Herbert J. Markley	53,435,916,168.391	0	1,103,588,079.028	0
James A. McNamara	53,432,564,581.647	0	1,106,939,665.772	0
Roy W. Templin	53,435,142,748.551	0	1,104,361,498.868	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	108	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Mutual Fund Complex.	106	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	108	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	106	None

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	108	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Mutual Fund Complex.	106	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	108	None

Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”) and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2013, the Trust consisted of 93 portfolios (83 of which offered shares to the public), GSVIT consisted of 12 portfolios and GSCSF consisted of one portfolio. The Goldman Sachs Mutual Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II and Goldman Sachs BDC, Inc. Goldman Sachs Trust II and Goldman Sachs BDC, Inc. each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Retirement Portfolio Completion Fund — Tax Information (Unaudited)

For the year ended October 31, 2013, 2.37% of the dividends paid from net investment company taxable income by the Retirement Portfolio Completion Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $767.4 billion in assets under management as of September 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity

International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

*Effective as of November 14, 2013, Mr. McHugh was appointed
  Principal Financial Officer

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer* and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 117453.MF.MED.TMPL/12/2013 RETCOMAR 13/100

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2013	2012	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,304,956	$3,038,911	Financial Statement audits.

Audit-Related Fees:

• PwC	$2,340	$—	Other attest services.

Tax Fees:

• PwC	$864,950	$740,650	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,516,680	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2013 and October 31, 2012 were $867,290 and $740,650 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)

Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2013

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 19, 2013